UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: April 25, 2013
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 2.02     Results of Operations and Financial Condition.

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of A. M. Castle & Co. (the “Company”) for the first quarter ended March 31, 2013, responsive to this Item 2.02, and contained in Exhibit 99.1 filed herewith, is incorporated into this Item 2.02 by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Effective April 29, 2013, Mr. Blain Tiffany ceased serving in his position as Chief Commercial Officer of A. M. Castle & Co. (the “Company). Mr. Scott Dolan, the Company's President and Chief Executive Officer, has assumed direct responsibility for commercial operations until a new Chief Commercial Officer is designated. Mr. Tiffany will remain an employee of the Company until June 1, 2013, to support the leadership transition, at which time his employment will terminate.

In connection with his separation of employment, the Company entered into a compensatory arrangement with Mr. Tiffany, which, in pertinent part, provides for: (i) a cash payment to Mr. Tiffany of $148,750, upon his separation of employment; (ii) Mr. Tiffany to continue participation in the Company's 2013 Short Term Incentive Plan (“STIP”), with payout, if any, subject to achievement by the Company of the applicable performance measures for the calendar year, pro-rated for the number of days during the calendar year that Mr. Tiffany was employed by the Company prior to his date of separation; (iii) Mr. Tiffany to continue participation in the Company's 2011-2013 Long Term Compensation Plan (“LTCP”) with respect to his outstanding performance based share units (“PSUs”), with payout, if any, subject to achievement by the Company of the applicable performance measures for such period, pro-rated for the number of days during the performance period that Mr. Tiffany was employed by the Company prior to his date of separation; (iv) a cash payment to Mr. Tiffany of his retention bonus of $62,500 upon its scheduled vesting on June 1, 2013; (v) the right to exercise vested stock options for up to three months following Mr. Tiffany's separation of employment; (vi) continued use of a Company-owned automobile for up to five months following Mr. Tiffany's separation of employment; and (vii) extension of Mr. Tiffany's health insurance benefits for up to twelve months following his separation of employment.  All payments are in lieu of any amounts which may be due to Mr. Tiffany under his Severance Agreement, dated December 22, 2010 (“Severance Agreement”), and are contingent upon a release by Mr. Tiffany of any and all claims against the Company. Mr. Tiffany is also subject to certain non-competition, non-disclosure and non-solicitation obligations, as described in his Severance Agreement.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 25, 2013. The final voting results of the Proposals submitted to a vote of the shareholders are set forth below:

Proposal 1: The following nominees were elected to the Board of Directors to serve a one-year term expiring at the 2014 annual meeting of stockholders or until their successors are duly elected and qualified. There were no abstentions with respect to this matter. The results of the voting for the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian P. Anderson	13,013,504	3,116,561	3,012,772
Scott J. Dolan	15,964,043	166,022	3,012,772
Reuben S. Donnelley	13,362,224	2,767,841	3,012,772
Ann M. Drake	13,354,375	2,775,690	3,012,772
Patrick J. Herbert, III	13,012,848	3,117,217	3,012,772
Terrence J. Keating	13,364,821	2,765,244	3,012,772
James D. Kelly	13,021,850	3,108,215	3,012,772
Pamela Forbes Lieberman	13,036,010	3,094,055	3,012,772
Gary A. Masse	13,362,821	2,767,244	3,012,772
John McCartney	13,346,936	2,783,129	3,012,772

Proposal 2: The Company's shareholders approved an amendment to the 2008 A.M. Castle & Co. Omnibus Incentive Plan (the “Plan”) to increase the share reserve by 600,000 shares. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,991,352	3,949,475	189,238	3,012,772

Proposal 3: The Company's shareholders approved the advisory vote on executive compensation. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
15,734,760	296,791	98,514	3,012,772

Proposal 4: The Company's shareholders approved the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. There were no broker non-votes with respect to this matter. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained
19,097,333	40,366	5,138

Item 7.01     Regulation FD Disclosure.

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

A. M. Castle & Co. (the “Company”), a global distributor of specialty metal and plastic products, value-added services and supply chain solutions, will present via live web cast its fiscal 2013 first quarter financial results on Tuesday, April 30, 2013 at 11:00 a.m. ET.  Copies of the slides containing financial and operating information to be used as part of the web cast are attached as Exhibit 99.2 to this Current Report and are incorporated by reference herein.

The call can be accessed via the internet live or as a replay. Those who would like to listen to the call may access the webcast through a link on the investor relations page of the Company's website at http://www.amcastle.com/investors/default.aspx.  An archived version of the conference call webcast will be available for replay at the link above approximately three hours following its conclusion, and will remain available until the next earnings conference call.  A replay of the conference call will also be available by calling (888) 843-7419 and (630) 652-3042 and citing code 7874949.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit
Number	Description
99.1	Press Release, dated April 30, 2013.
99.2	Slide Presentation for First Quarter Financial Results webcast to be held on April 30, 2013.

Cautionary Statement on Risks Associated with Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forwardlooking statements include, but are not limited to, statements concerning our possible or assumed future results of operations, and our expectations and estimates relating to restructuring activities, including restructuring charges and timing of cash payments related thereto, and operational flexibility, savings, and efficiencies from such restructuring actions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “aim,” “plan,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these risk factors, see the risk factors identified in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and quarterly reports for fiscal 2013. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

April 30, 2013	By:	/s/ Robert J. Perna
Robert J. Perna
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Press Release, dated April 30, 2013.	EX-1-
99.2	Slide Presentation for First Quarter Financial Results webcast to be held on April 30, 2013.	EX-9-